Rule 497(e)

File Nos. 333-289838 and 811-24117

Corgi ETF Trust I

(the “Trust”)

Corgi SK hynix 2x Daily ETF

(the “Fund”)

Supplement dated June 30, 2026

to the Prospectus dated June 1, 2026

This supplement updates certain information in the Prospectus for the above-referenced Fund. You should read this supplement together with the Prospectus and retain it for future reference. Capitalized terms not defined herein have the meanings given to them in the Prospectus.

1.  Principal Investment Strategies

Effective immediately, the “Principal Investment Strategies” section of the Fund’s Prospectus (in both the “Fund Summary – Corgi SK hynix 2x Daily ETF” and the “Additional Information About the Funds’ Investments” sections) is supplemented by adding the following at the end of such section:

“For the avoidance of doubt, the Fund may obtain its leveraged exposure to SK hynix Inc. through total return swaps and other equity-linked instruments that reference sponsored depositary receipts representing the common stock of SK hynix Inc., including sponsored American Depositary Shares (“ADSs”) and the sponsored American Depositary Receipts evidencing them. The Fund will not reference unsponsored depositary receipts. As used in this Prospectus, the term “Underlying Security” includes the common stock of SK hynix Inc. and sponsored depositary receipts (including ADSs) representing that common stock.”

2.  U.S. Listing of the Underlying Security (Amended Disclosure)

Effective immediately, in both the “Fund Summary – Corgi SK hynix 2x Daily ETF” and the “Additional Information About the Funds’ Investments” sections of the Prospectus, the sentence reading:

“The Underlying Security is listed and traded on the Korea Exchange (“KRX”) and is not listed on a U.S. national securities exchange.”

is deleted in its entirety and replaced with the following:

“The common stock of SK hynix Inc. is listed and traded on the Korea Exchange (“KRX”). Sponsored American Depositary Shares representing the common stock of SK hynix Inc., which are included within the term Underlying Security, are expected to be listed and traded on a U.S. national securities exchange.”

3.  Principal Risks – Item 4 Fund Summary

Effective immediately, the “Principal Risks of Investing in the Fund” section in the “Fund Summary – Corgi SK hynix 2x Daily ETF” is supplemented by adding the following new principal risk:

“Depositary Receipts Risk. The Fund may obtain exposure to the SK hynix Inc. through instruments that reference sponsored depositary receipts, including American Depositary Shares (“ADSs”) and the American Depositary Receipts evidencing them, representing the common stock of SK hynix Inc. Depositary receipts are subject to many of the risks of the underlying common stock, plus additional risks.”

4.  Related Risks – Item 9 Additional Information

Effective immediately, the “ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS” section of the Prospectus is supplemented by adding the following risk factor:

“Depositary Receipts Risk. The Fund may obtain exposure to the SK hynix Inc. through instruments that reference sponsored depositary receipts, including American Depositary Shares (“ADSs”) and the American Depositary Receipts evidencing them, representing the common stock of SK hynix Inc. Depositary receipts are subject to many of the risks of the underlying common stock, plus additional risks. The market value of a depositary receipt may not track, and may diverge from, the price of the underlying common stock because the two trade in different markets, during different trading hours, in different currencies, and with different supply, demand, and liquidity characteristics. Holders of depositary receipts may have more limited rights than holders of the underlying common stock, including with respect to voting and the timing and receipt of distributions. Depositary receipts involve the credit, custody, and operational risk of the depositary bank and the custodian that hold the underlying shares; fees, charges, and expenses imposed by the depositary will reduce the value of, or returns associated with, the depositary receipts. A depositary receipt facility may be amended, suspended, or terminated, and ADSs may be delisted from a U.S. exchange or have their registration terminated, any of which could adversely affect the liquidity, value, and availability of the instruments the Fund references and the Fund’s ability to achieve its investment objective. Currency fluctuations between the U.S. dollar and the South Korean won will affect the value of depositary receipts.”

PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.